FIFTH AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------

          THIS  FIFTH  AMENDMENT TO CREDIT AGREEMENT (this "Fifth Amendment") is
                                                            ---------------
entered into by and among PEET'S OPERATING COMPANY, INC. (formerly known as Peet's Coffee and Tea, Inc.) ("Borrower"), PEET'S TRADEMARK COMPANY, and PEET'S
                                --------
COFFEE & TEA, INC. (formerly known as Peet's Companies, Inc.), each a Washington corporation (each a "Credit Party" and collectively, the "Credit Parties"), and
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GENERAL  ELECTRIC  CAPITAL CORPORATION, a Delaware corporation ("Lender"), as of
                                                                 ------
December  31,  2002,  with  reference  to  the  following  facts:

                                    RECITALS

     A. Pursuant to that certain Credit Agreement dated as of September 1, 2000, as amended by that certain First Amendment to Credit Agreement dated as of January 19, 2001, that certain Second Amendment to Credit Agreement dated as of June 29, 2001, that certain Third Amendment to Credit Agreement dated as of March 1, 2002, and that certain Fourth Amendment to Credit Agreement dated as of April 23, 2002, each by and among Credit Parties and Lender (as the same may have been further amended, supplemented, or otherwise modified from time to time prior to the date of this Fifth Amendment, the "Credit Agreement"), Lender
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agreed  to  provide  certain  financial  accommodations to or for the benefit of
Borrower and the other Credit Parties upon the terms and conditions contained therein. Unless otherwise defined in this Fifth Amendment, (i) capitalized terms or matters of construction defined or established in Annex A to the Credit
Agreement shall be applied as defined or established therein, and (ii) references to Sections, Schedules, and Annexes shall refer, respectively, to Sections, Schedules, and Annexes of the Credit Agreement.

     B. Credit Parties have requested certain modifications to the Credit Agreement, and Lender has agreed to such request on the terms and conditions set forth in this Fifth Amendment.

          NOW, THEREFORE, in consideration of Credit Parties' performance of their promises and obligations hereunder, the continued performance by Credit Parties of their promises and obligations under the Credit Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Credit Parties and Lender hereby agree as follows:

                                    AGREEMENT
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     1.     AMENDMENTs.  The  Credit  Agreement  is  hereby  amended as follows:
            ----------

1.1     Clause  (d)  of  Section  6.2  is  hereby  deleted  and the following is
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substituted  in  lieu  thereof:

(d) so long as no Default or Event of Default shall have occurred and be continuing and so long as proceeds of the Revolving Loans are not applied, directly or indirectly, to the purchase of such investments, Borrower may make investments up to $50,000,000 in the aggregate, subject to Control Letters in favor of Lender or otherwise subject to a perfected security interest in favor of Lender, in the following: (i) if the Revolving Loan balance does not exceed $5,000,000, investments consistent with the guidelines set forth on Exhibit
                                                                         -------
6.2(d);  and  (ii)  if  the  Revolving  Loan  balance  exceeds  $5,000,000,  (A)
    --
marketable direct obligations issued or unconditionally guaranteed by the United
    --
States of America or any agency thereof maturing within one year from the date of acquisition thereof, (B) commercial paper maturing no more than one year from the date of creation thereof and currently having the highest rating obtainable from either Standard & Poor's Rating Group or Moody's Investors Service, Inc.,
(C) certificates of deposit maturing no more than one year from the date of creation thereof issued by commercial banks incorporated under the laws of the United States of America, each having combined capital, surplus and undivided profits of not less than $300,000,000 and having a senior unsecured rating of "A" or better by a nationally recognized rating agency (an "A Rated Bank"), (D)
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time  deposits  maturing  no more than 30 days from the date of creation thereof with A Rated Banks, and (E) mutual funds that invest solely in one or more of the investments described in clauses (A) through (D) above.

1.2     Section  6.19(b)(ii) is hereby deleted in its entirety and the following
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is  substituted  therefor:

(ii) From and after the Term Loan B Repayment Date, Borrower may engage in transactions and enter into agreements with respect to the opening of up to ten
(10) new retail locations during any Fiscal Year; provided, that Credit Parties shall not make any Capital Expenditures in connection with such new retail locations exceeding, $800,000, individually, or $5,000,000, in the aggregate, during any such Fiscal Year.

1.3     The definition of "Change of Control" in Annex A to the Credit Agreement
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is  hereby  amended  by  deleting the reference to "25%" set forth in clause (a)
thereof  and  substituting  "40%"  in  lieu  thereof.

1.4     Annex  C  to  the  Credit  Agreement  is  hereby amended by deleting the
        --------
following from clause (d) thereof: "The Concentration Blocked Account Agreement shall further provide that from and after the Closing Date, the Concentration Account Bank shall immediately forward all amounts received in the Concentration Account to the Collection Account through daily sweeps from the Concentration Account into the Collection Account"; and substituting the following in lieu thereof:

"The Concentration Blocked Account Agreement shall further provide that from and after the Closing Date, the Concentration Account Bank shall, from the after the date that Lender has delivered a notice, in its sole discretion, to such Concentration Account Bank, the Concentration Account Bank shall immediately forward all amounts received in the Concentration Account to the Collection Account through daily sweeps from the Concentration Account into the Collection Account."

1.5     Annex  G is hereby amended by deleting paragraph (a) in its entirety and
        --------
substituting  the  following  in  lieu  thereof:

     (a)  Maximum  Capital  Expenditures.  Credit Parties shall not make Capital
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Expenditures  on a consolidated basis (i) during the period from August 1, 2000, through December 31, 2000, in excess of $3,000,000, (ii) during the period from January 1, 2001, through December 31, 2001, in excess of $6,500,000 (excluding $2.84 million applied in satisfaction of Borrower's obligations under the Heller Loan Documents), or (iii) during any Fiscal Year of Borrower commencing during or after January 2002, in excess of $12,000,000.

1.6     A new Exhibit 6.2(d) is hereby added to the Credit Agreement is attached
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hereto  as  Exhibit  A.
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1.7     An updated version of Disclosure Schedule (3.19) to the Credit Agreement
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is  attached  hereto  as  Exhibit  B.
                          ----------

     2.     EFFECTIVENESS.  This  Fifth  Amendment  shall  be  effective  as  of
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October  31,  2002, upon Lender's receipt of an original of this Fifth Amendment duly  executed  by  the  Credit  Parties  and  Lender.

     3.     REPRESENTATIONS AND WARRANTIES.  Each Credit Party hereby represents
            ------------------------------
and warrants that (a) as of the date of this Fifth Amendment, it has no Commercial Tort Claims, (b) at all times from the Closing Date through and until the date of this Fifth Amendment WBG has remained inactive and (c) the representations and warranties contained in the Credit Agreement were true and correct in all material respects when made and, after giving effect to this Fifth Amendment, shall remain true and correct in all material respects as of the date hereof and thereof, except to the extent that a particular representation or warranty by its terms expressly applies only to an earlier date, or is the subject of an updated disclosure schedule attached hereto. The Credit Agreement and the other Loan Documents, as modified and amended by this Fifth Amendment, constitute legal, valid and binding obligations of each Credit Party that is a party thereto, enforceable against such Credit Party in accordance with their respective terms.

     4.     RATIFICATION.  Except  as  specifically  modified  by  this  Fifth
            ------------
Amendment, the parties acknowledge that the Credit Agreement shall remain binding upon Credit Parties and Lender and all provisions of the Credit Agreement shall remain in full force and effect. Credit Parties expressly ratify and affirm their respective obligations to Lender under the Credit Agreement and the other Loan Documents.

     5.     MISCELLANEOUS  .
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5.1     Entire  Agreement;  Amendment.  This  Fifth Amendment, together with the
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Credit  Agreement  and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof. This Fifth Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof or thereof. No amendment, modification, or waiver of any of the provisions of this Fifth Amendment shall be valid or enforceable unless set forth in a writing signed by Credit Parties and Lender.

5.2     Recitals.  The  recitals  set  forth  at  the  beginning  of  this Fifth
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Amendment  are true and correct, and such recitals are incorporated into and are a  part  of  this  Fifth  Amendment.

5.3     Headings.  Section headings used herein are for convenience of reference
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only,  are  not  part  of  this  Fifth  Amendment,  and are not to be taken into consideration  in  interpreting  this  Fifth  Amendment.

5.4     Counterparts.  This  Fifth  Amendment  may  be  executed  in  identical
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counterpart  copies,  each of which shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Fifth Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Fifth Amendment. Any party delivering this Fifth Amendment by facsimile shall send the original manually executed counterpart of this Fifth Amendment to the other party promptly after such facsimile transmission.

5.5     GOVERNING LAW.  THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED
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AND  ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE
TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS.

5.6     No  Waiver.  Except  as  specifically set forth in this Fifth Amendment,
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the  execution, delivery and effectiveness of this Fifth Amendment shall not (a)
limit, impair, constitute a waiver of or otherwise affect any right, power or remedy by Lender under the Credit Agreement or any other Loan Document, (b) constitute a waiver of any provision in the Credit Agreement or any other Loan Document, or (c) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

5.7     Conflict  of  Terms.  In  the  event  of  any  inconsistency between the
        -------------------
provisions of this Fifth Amendment and any provision of the Credit Agreement, the terms and provisions of this Fifth Amendment shall govern and control.

[Remainder  of  Page  Intentionally  Left  Blank]

     IN WITNESS WHEREOF, this Fifth Amendment to Credit Agreement has been duly executed as of the date first written above.

                              "CREDIT  PARTIES"

                              PEET'S  COFFEE  &  TEA,  INC.

                              By:     /s/  Mark  N.  Rudolph
                              Name:     Mark  N.  Rudolph
                              Title:     CFO

                              PEET'S  OPERATING  COMPANY,  INC.

                              By:     /s/  Mark  N.  Rudolph
                              Name:     Mark  N.  Rudolph
                              Title:     CFO

                              PEET'S  TRADEMARK  COMPANY

                              By:     /s/  Mark  N.  Rudolph
                              Name:     Mark  N.  Rudolph
                              Title:     CFO

                              "LENDER"

                              GENERAL  ELECTRIC  CAPITAL
                              CORPORATION

                              By:     /s/  Todd  Gronski
                              Name:     Todd  Gronski
                              Duly  Authorized  Signatory

                                    Exhibit A
                                    ---------

                     EXHIBIT 6.2(D) TO THE CREDIT AGREEMENT

                            Peet's Coffee & Tea, Inc.
                              Investment Guidelines

I.     STATEMENT  OF  PURPOSE
The purpose of this policy is to institute proper guidelines for the ongoing management of the Company's short-term investments.

II.     INVESTMENT  OBJECTIVES
The assets represent the liquid and working funds for the present and future operations of the Company. These assets are to be invested in a manner that preserves capital, provides liquidity, maintains appropriate diversification and generates returns relative to these guidelines and prevailing market conditions.

III.     RESPONSIBILITIES
A.     It  is  the responsibility of the Investment Committee/Board of Directors
                                         ---------------------------------------
of  the  Company  to  adopt  the  Investment  Policy.
B.     It  is the responsibility of the President or the Chief Financial Officer
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to  implement  the  Investment  Policy of the Company including the direction of purchases  and  sales  of  securities.
C.     The approval of either the President or the Chief Financial Officer shall
                                  ----------------------------------------
be required to transfer Company funds to Company banks or investment accounts. All other transfers will require the approval of both the President and the Chief Financial Officer.
D.     The  President  and  Chief Financial Officer may employ the services of a
            ---------------------------------------
Registered  Investment  Advisor  to  direct  a  portion or all of the investment activities of the Company consistent with the guidelines set forth in the Investment Policy.
E.     The Chief Financial Officer will monitor ongoing investment activities to
           -----------------------
insure that proper liquidity is being maintained and that the investment strategy is consistent with Company objectives.
F.     The  Chief  Financial  Officer  will  report  to  the  Board of Directors
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quarterly  concerning the investment performance during the most recent quarter.
G. The assigned Investment Manager will communicate with the President or Chief Financial Officer before investing the portfolio within the guidelines of this Corporate Investment Policy.

Investment  Guidelines

A.     Appropriate  Investments  and  Concentration  Limits

                                  MAXIMUM      MAXIMUM  %        SINGLE  ISSUER
TYPE                            MATURITY     OF  PORTFOLIO     %  OF  PORTFOLIO
----                            --------     -------------     ----------------
U.S.  Treasury  Securities          5 year          100%                   N/A

U.S.  Federal  Agency  Securities   3 year           75%                   N/A

U.S.  Government  only  Money  Market
Funds                                  N/A           25%                  100%

Guaranteed  Student  Loan  Obligations,
Fully  Collateralized  to  Principal  and
Interest                           1  year           35%                   10%

B.     Maturity  Limits  and  Benchmarks
The Chief Financial Officer will establish, from time to time, the maximum allowable maturity and the average maturity of the portfolio. The initial
                                                                     -----------
maximum  allowable  maturity for any investment is five (5) years.  The weighted
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average  maturity  of  the  portfolio  should  not  exceed two (2) year, or such
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shorter  period,  as  determined by the Chief Financial Officer based on current
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business  environment  and  expected  future  cash  flows.
 ---------------------------------------------------------

Appropriate benchmarks will be established for the respective portfolio classes.
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C.     Credit  Quality
In all categories described above, the emphasis will be on securities of high credit quality.
All short-term investments (or applicable underlying collateral) shall bear, from at least two of the following securities, a rating of at least: A-1 from Standard & Poor's, P-1 from Moody's, and/or F-1 from Fitch.
Long-term investments shall bear from at least two of the following services, a rating of at least: A from Standard & Poor's, A2 from Moody's, and/or A from Fitch.
Municipal Obligations - Investments shall bear from at least one of the following services a rating of: short term SP-1/MIG1, A-1/VMIG1, A-1/P-1, long term AA/AA2 or better, Money Market Mutual funds - AAA

D.     Marketability
Investments should be of sufficient size (minimum $1 million block preferred) and be held in issues that are traded actively to facilitate transactions at a minimum cost and accurate market valuation.

E.     Classification  of  Portfolio
Investments will generally be made with the intention of holding to maturity/ keeping them available for sale. Investments may be sold prior to maturity in the event of unanticipated cash needs, deterioration of the financial situation of the issuer, or for other general portfolio considerations (i.e. decision to shorten or lengthen average portfolio maturity, etc.)


V.  COMMUNICATION
The Fund Managers will contact the CFO immediately upon the occurrence of any of the following:
1.     Any  significant adverse unfavorable event or shifts in the market place.
2. An issuer is placed on negative credit watch whereby any action taken would result in the investment's credit rating being below the minimum acceptable credit rating stated in this policy.
3. A decline in the issuer's credit rating below the minimum credit quality standards stated in this Investment policy.

                                    Exhibit B
                                    ---------

               DISCLOSURE SCHEDULE (3.19) TO THE CREDIT AGREEMENT